Options Advance Payments- Purchase of Leased Vessels	12 Months Ended
Dec. 31, 2016
Options Advance Payments- Purchase of Leased Vessels [Abstract]
Options Advance Payments- Purchase of Leased Vessels
6.	Options Advance Payments- Purchase of Leased Vessels

On May 20, 2015, the M/V Free Hero, (1995-built, 24,318 dwt) and the M/V Free Goddess, (1995-built, 22,051 dwt) both Handysize dry bulk carriers, were sold for a gross sale price of $5,500 each payable in tranches, with certain conditions precedent, and a seller’s credit of $4,500 per vessel. An amount of $725 of the sales price remains payable by the new owners. The vessels have been renamed M/V Fiorello and M/V Figaro, respectively. Concurrently, two of the Company’s subsidiaries entered five-year bareboat charter agreements with the new owners of these two vessels at a daily hire rate of $1,100 per vessel (not expressed in thousands) with purchase options at any time up to May 20, 2020. The sellers’ credit of $ 9,000 in the aggregate was agreed to be an Options Advance Payment of $ 4,500 per vessel to be netted against any of the Company’s options’ purchase prices under the bareboat charter agreement and any rightful claim of the owners in case of default or breach by the Company of the bareboat agreements’ terms. On November 22, 2015, the owners of these two vessels exercised their put-option rights, pursuant to the terms of the bareboat charters. Consequently, the Company recognized, as a contractual obligation, an expense of additional $3,300 as part of the put-option price. As of December 31, 2015, the Company was in default as regards the execution of such put- option as well as the charter hire payments due to the Owners for November and December 2015. Additionally, in accordance with U.S. GAAP, the Company, as of December 31, 2015, recognized a contingency loss of $2,000 on the repurchase commitment in the Options Advance Payment.

On March 1, 2016, the Company received default notices from Fiorello Norge AS and Figaro Norge AS, owners of the M/V Fiorello and M/V Figaro, respectively, for the non-execution of the put option and the charter hires due in November, December 2015 and January, February 2016 under bareboat charters dated May 20, 2015. The Company started negotiations with the owners in order to find an amicable solution.

On June 15, 2016, the bareboat hire agreement in connection with the M/V Fiorello was terminated. Subsequent to the termination of the hire, the vessel was sold for a gross sale price of $1,490 with the sale proceeds being applied towards obligations to the bareboat Owners of the vessel and trade creditors.

The Company, as of December 31, 2016, recognized, as a contractual derivative obligation, an expense of $5,442 being the remaining balance of the carrying value of $3,500 for the vessel Figaro, plus $1,942 being expense realized for the sale of the M/V Fiorello and its bare boat charter termination on June 15, 2016.

The following table summarizes the bareboat charter obligation in connection with the M/V Figaro as of December 31, 2016:

Year	Annual Operating Lease Payments
2017	$402
2018	402
2019	402
2020	154
Total	$1,360